UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2007
Leadis Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50770	77-0547089

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 W. California Avenue; Suite 200; Sunnyvale, California	94086

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (408) 331-8600

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On April 24, 2007, Leadis Technology, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the first quarter of 2007, ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the report, including the exhibit hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing with the U.S. Securities and Exchange Commission, except as expressly set forth by specific reference in such a filing.
     The attached press release includes the following non-GAAP financial measures for the first quarter of 2007: non-GAAP net loss, non-GAAP net loss per share, non-GAAP gross margin, and non-GAAP operating expense. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. The Company does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures alone or as a substitute for financial information prepared in accordance with GAAP, but rather should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.
     Leadis management uses financial statements that exclude share-based compensation expense determined under FAS 123(R) as well as the impact of purchase accounting expenses, including in-process research and development expenses, amortization of purchased intangible assets, and retention expenses connected with acquisitions. The Company believes the non-GAAP measures are useful to investors in that they allow for greater transparency to certain line items in the Company’s financial statements. The Company’s management believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s operational performance and to facilitate management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results. Management also uses these measures to help it make budgeting decisions, for example, as between product development expenses and research and development, sales and marketing and general and administrative expenses. Given the Company’s use of these non-GAAP measures, the Company believes these measures are useful to an investor’s understanding of the Company’s financial results and related disclosures regarding current and prospective operating results.
     A supplemental reconciliation of GAAP financial measures to non-GAAP financial measures is included in the financial statements portion of the press release attached hereto as Exhibit 99.1. The attached press release contains forward-looking statements relating to the Company’s expected future performance during the remainder of fiscal year 2007. A more thorough discussion of certain factors which may affect the Company’s operating results is included under the captions “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Additional information will be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, which will be filed with the U.S. Securities and Exchange Commission during the second quarter of 2007.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated April 24, 2007, announcing Leadis Technology, Inc.’s financial results for the first quarter of fiscal year 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leadis Technology, Inc.

Date: April 24, 2007	/s/ Victor K. Lee

Victor K. Lee
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Press release dated April 24, 2007, announcing Leadis Technology, Inc.’s financial results for the first quarter of fiscal year 2007.